                                                                   Exhibit 99.51
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:
                                                    Pool 1            Pool 2
                                                    ------            ------

          (a) Principal ...................   $    302,752.30   $    271,188.57
                                              ---------------   ---------------
          (b) Interest ....................   $  2,980,421.65   $    571,391.90
                                              ---------------   ---------------
          (c) Total .......................   $  3,283,173.95   $    842,580.47
                                              ---------------   ---------------

     2.   Aggregate Monthly Payments Received and
          Monthly Advances made this month:

          (a) Principal ...................   $    302,752.30   $    271,188.57
                                              ---------------   ---------------
          (b) Interest ....................   $  2,908,349.62   $    557,229.84
                                              ---------------   ---------------
          (c) Total .......................   $  3,211,101.92   $    828,418.41
                                              ---------------   ---------------

     3.   Aggregate Principal Prepayments in part
          received and and applied in the
          applicable Prepayment
          Period: .........................   $     62,715.79   $     97,036.65
                                              ---------------   ---------------

     4.   Aggregate Principal Prepayments in full
          received in the applicable Prepayment
          Period:                                   Pool 1          Pool 2
                                                    ------          ------


          (a) Principal ...................   $  4,055,518.51   $  1,291,516.00
                                              ---------------   ---------------
          (b) Interest ....................   $      7,540.51   $      3,586.27
                                              ---------------   ---------------
          (c) Total .......................   $  4,063,059.02   $  1,295,102.27
                                              ---------------   ---------------

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     5.   Aggregate Insurance Proceeds (including
          purchases of Mortgage Loans by primary
          mortgage insurers) for prior month:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     6. Aggregate Liquidation Proceeds for prior month:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     7.   Aggregate Purchase Prices for Defaulted
          and Modified Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     8.   Aggregate Purchase Prices (and
          subsitution adjustments) for Defective
          Mortgage Loans:

          (a) Principal ...................   $    544,939.31   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $      3,395.84   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $    548,335.15   $          0.00
                                              ---------------   ---------------

     9.   Pool Scheduled Principal
          Balance .........................   $445,387,559.03   $ 88,494,562.06
                                              ---------------   ---------------


     10. Available Funds: .................   $  7,885,211.88   $  2,220,557.33
                                              ---------------   ---------------

     11. Realized Losses for Prior Month: .   $          0.00   $          0.00
                                              ---------------   ---------------

     12.  Aggregrate Realized Losses                Pool 1            Pool 2
          and Debt Service Reductions:              ------            ------

          (a) Deficient Valuations ........   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Special Hazard Losses .......   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Fraud Losses ................   $          0.00   $          0.00
                                              ---------------   ---------------
          (d) Excess Bankruptcy Losses ....   $          0.00   $          0.00
                                              ---------------   ---------------
          (e) Excess Special Hazard
              Losses ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          (f) Excess Fraud Losses .........   $          0.00   $          0.00
                                              ---------------   ---------------
          (g) Debt Service Reductions .....   $          0.00   $          0.00
                                              ---------------   ---------------

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     13. Compensating Interest Payment: ...   $        385.97   $        229.94
                                              ---------------   ---------------


     14.  Accrued Certificate Interest, unpaid
          Class Interest Shortfalls and Pay-out
          Rate:

Class 1-A1 ...............  $    278,136.18   $          0.00   $    6.50000000%
                            ---------------   ---------------   ---------------
Class 1-A2 ...............  $    369,154.15   $          0.00   $    6.75000000%
                            ---------------   ---------------   ---------------
Class 1-A3 ...............  $     32,593.78   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A4 ...............  $    345,771.07   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 1-A5 ...............  $    157,381.61   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A6 ...............  $    117,190.14   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A7 ...............  $    377,364.49   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A8 ...............  $     41,992.19   $          0.00   $    6.71875000%
                            ---------------   ---------------   ---------------
Class 1-A9 ...............  $     14,257.81   $          0.00   $   11.40625000%
                            ---------------   ---------------   ---------------

Class 1-A10 ..............  $     59,640.30   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A11 ..............  $    156,250.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A12 ..............  $     36,793.61   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A13 ..............  $     11,315.00   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A14 ..............  $      1,460.00   $          0.00   $    6.00000000%
                            ---------------   ---------------   ---------------
Class 1-A15 ..............  $     55,625.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A16 ..............  $    262,500.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-A17 ..............  $     18,750.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-S ................  $    111,123.91   $          0.00   $    0.33287780%
                            ---------------   ---------------   ---------------
Class 1-M ................  $     56,293.75   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-B1 ...............  $     28,143.75   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-B2 ...............  $     28,143.75   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-B3 ...............  $     14,075.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-B4 ...............  $      4,225.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-B5 ...............  $      9,854.22   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-R ................  $          0.63   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 1-RL ...............  $          0.63   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-A1 ...............  $     88,923.33   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A2 ...............  $     71,299.58   $          0.00   $    6.50000000%
                            ---------------   ---------------   ---------------
Class 2-A3 ...............  $     69,501.25   $          0.00   $    6.50000000%
                            ---------------   ---------------   ---------------
Class 2-A4 ...............  $     10,830.83   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A5 ...............  $    144,660.83   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A6 ...............  $     72,997.13   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A7 ...............  $     52,500.00   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-S ................  $     35,661.43   $          0.00   $    0.50784849%
                            ---------------   ---------------   ---------------
Class 2-M ................  $      5,251.55   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-B1 ...............  $      2,625.77   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------

Class 2-B2 ...............  $      2,625.77   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-B3 ...............  $      1,575.46   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-B4 ...............  $      1,050.29   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-B5 ...............  $      1,312.89   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------

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     15.  Principal Distribution Amount:

Class 1-A1 ....   $          0.00             Class 2-A1 ....   $    283,623.83
                  ---------------                               ---------------
Class 1-A2 ....   $          0.00             Class 2-A2 ....   $          0.00
                  ---------------                               ---------------
Class 1-A3 ....   $          0.00             Class 2-A3 ....   $          0.00
                  ---------------                               ---------------
Class 1-A4 ....   $    415,428.37             Class 2-A4 ....   $          0.00
                  ---------------                               ---------------
Class 1-A5 ....   $    134,380.92             Class 2-A5 ....   $     67,471.95
                  ---------------                               ---------------
Class 1-A6 ....   $    103,832.22             Class 2-A6 ....   $  1,273,715.70
                  ---------------                               ---------------
Class 1-A7 ....   $    238,213.14             Class 2-A7 ....   $     27,069.88
                  ---------------                               ---------------
Class 1-A8 ....   $  1,072,732.39             Class 2-PO ....   $        413.45
                  ---------------                               ---------------
Class 1-A9 ....   $    214,546.48             Class 2-M .....   $      2,707.79
                  ---------------                               ---------------
Class 1-A10 ...   $    707,591.51             Class 2-B1 ....   $      1,353.89
                  ---------------                               ---------------
Class 1-A11 ...   $    423,440.36             Class 2-B2 ....   $      1,353.89
                  ---------------                               ---------------
Class 1-A12 ...   $          0.00             Class 2-B3 ....   $        812.33
                  ---------------                               ---------------
Class 1-A13 ...   $          0.00             Class 2-B4 ....   $        541.56
                  ---------------                               ---------------
Class 1-A14 ...   $          0.00             Class 2-B5 ....   $        676.95
                  ---------------                               ---------------
Class 1-A15 ...   $  1,930,248.89
                  ---------------
Class 1-A16 ...   $     28,227.66
                  ---------------
Class 1-A17 ...   $      2,016.26
                  ---------------
Class 1-PO ....   $     11,183.67
                  ---------------
Class 1-M .....   $      6,053.57
                  ---------------
Class 1-B1 ....   $      3,026.45
                  ---------------
Class 1-B2 ....   $      3,026.45

                  ---------------
Class 1-B3 ....   $      1,513.56
                  ---------------
Class 1-B4 ....   $        454.34
                  ---------------
Class 1-B5 ....   $      1,059.67
                  ---------------
Class 1-R .....   $        100.00
                  ---------------
Class 1-RL ....   $        100.00
                  ---------------


     16.  Additional Distributions to the Class R
          Certificate pursuant to Section 4.01
          (c): .............................................    $             0
                                                                ---------------

     17.  Additional Distributions to the Class RL
          Certificate pursuant to Section 2.05
          (d): .............................................    $             0
                                                                ---------------

     18.  Certificate Interest Rate of:

          Class 1-A8 .......................................         6.71875000%
                                                                ---------------
          Class 1-A9 .......................................        11.40625000%
                                                                ---------------
          Class 1-S ........................................         0.33287780%
                                                                ---------------
          Class 2-S ........................................         0.50784849%
                                                                ---------------

B.   Other Amounts for such Distribution Date:
                                                    Pool 1            Pool 2
                                                    ------            ------

     1. Senior Percentage: ................       94.98830000%      97.25000000%
                                              ---------------   ---------------

     2. Group I Senior Percentage: ........       84.97289460%      87.25294600%
                                              ---------------   ---------------

     3. Group II Senior Percentage: .......       10.01540540%       9.99705400%
                                              ---------------   ---------------

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     4. Senior Prepayment Percentage: .....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     5. Group I Senior Prepayment Percentage:    100.00000000%     100.00000000%
                                              ---------------   ---------------


     6. Group II Senior Prepayment Percent: ..     0.00000000%       0.00000000%
                                              ---------------   ---------------

     7. Group I Scheduled Distribution Percent     0.00000000%              N/A
                                              ---------------   ---------------

     8. Group II Scheduled Distribution
        Percentage: .....................          0.00000000%              N/A
                                              ---------------   ---------------

     9. Junior Percentage: ................        5.01170000%       2.75000000%
                                              ---------------   ---------------

     10. Junior Prepayment Percentage: ....        0.00000000%       0.00000000%
                                              ---------------   ---------------

     11. Subordinate Certificate Writedown:              0.00              0.00
                                              ---------------   ---------------

     12. Prepayment Triggers satisfied:        YES               NO
                                               ---               --

            Class 1-B1..................        X
                                         ---------------   ---------------
            Class 1-B2..................        X
                                         ---------------   ---------------
            Class 1-B3..................        X
                                         ---------------   ---------------
            Class 1-B4..................        X
                                         ---------------   ---------------
            Class 1-B5..................        X
                                         ---------------   ---------------

            Class 2-B1..................        X
                                         ---------------   ---------------
            Class 2-B2..................        X
                                         ---------------   ---------------
            Class 2-B3..................        X
                                         ---------------   ---------------
            Class 2-B4..................        X
                                         ---------------   ---------------
            Class 2-B5..................        X
                                         ---------------   ---------------


 MARCH 1997


     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                       GE CAPITAL MORTGAGE SERVICES, INC.



                                       By: /s/ Karen Pickett
                                          -------------------------------
                                          Karen Pickett
                                          Vice-President,
                                          Investor Operations